ACCOUNTS AND OTHER RECEIVABLE, NET	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS AND OTHER RECEIVABLE, NET	ACCOUNTS AND OTHER RECEIVABLE, NET

(US$ MILLIONS)	2024	2023
Current, net (1)	$5,178	$5,558
Non-current, net
Accounts receivable	449	202
Retainer on customer contract	55	70
Billing rights	597	733
Total non-current, net	$1,101	$1,005
Total	$6,279	$6,563
____________________________________
(1)Includes a receivable of $1,341 million related to the tax benefits. Refer to Note 2(ae)(ii) for additional details.
Non-current billing rights represent unbilled rights from the partnership’s water and wastewater operation in Brazil from revenues earned from the construction of public concession contracts classified as financial assets, which are recognized when there is an unconditional right to receive cash or other financial assets from the concession authority for the construction services.
The partnership’s construction operation has a retention balance, which comprises amounts that have been earned but held back until the satisfaction of certain conditions specified in the contract. The retention balance included in current accounts and other receivable, net as at December 31, 2024 was $120 million (2023: $120 million).
The following table summarizes the change in the loss allowance for bad debts on accounts and other receivables for the years ended December 31, 2024 and 2023:

(US$ MILLIONS)	2024	2023
Loss allowance - beginning	$204	$162
Add: increase in allowance	240	140
Deduct: bad debt write-offs	(50)	(54)
Foreign currency translation and other	(46)	(44)
Loss allowance - ending	$348	$204